SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 22, 2000

                           FIRST SECURITY CORPORATION
                    (Exact Name of Registrant as Specified in
                                    Charter)

Delaware                              1-6906                          87-6118148
(State or Other                  (Commission File               (I.R.S. Employer
Jurisdiction of                      Number)                 Identification No.)
Incorporation)

79 South Main, P.O. Box 30006                                         84130-0006
Salt Lake City, Utah                                                  (Zip Code)
(Address of Principal Executive Offices)
Registrant's telephone number, including area code: (801) 246-5976

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.     Other Events.

            On March 22, 2000, First Security Corporation ("FSCO") issued a press release regarding the results of the meeting of FSCO stockholders held on March 22, 2000. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.     Financial Statement and Exhibits

            (c)   Exhibits

                    99.1 Press Release issued by First Security Corporation, dated March 22, 2000

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST SECURITY CORPORATION


                                       By:  /s/ Brad D. Hardy
                                           -----------------------------------
                                           Name:   Brad D. Hardy
                                           Title:  Executive Vice President
                                           Corporate Services, General Counsel,
                                           Chief Financial Officer and Secretary


Dated:      March 23, 2000